UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024
Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2024, Astec Industries, Inc. (the "Company") announced that Brian J. Harris has been appointed as Chief Financial Officer of the Company, effective October 7, 2024 (the "Effective Date"). In connection with Mr. Harris' appointment, as of the Effective Date, Mr. Heinrich Jonker will step down from his role as Interim Chief Financial Officer and will continue to serve as Vice President Finance – Infrastructure Solutions of the Company.

Mr. Harris, age 68, served as Executive Vice President and Chief Financial Officer of Summit Materials, Inc. ("Summit"), a leading producer of aggregates and cement, from October 2013 to February 2023. Prior to his role at Summit, Mr. Harris served as Executive Vice President and Chief Financial Officer of Bausch + Lomb Corporation, an eye health products company, from 2009 to 2013. Prior to joining Bausch + Lomb, Mr. Harris held positions in various capacities at the Gates Corporation from 1996 to 2009.

Mr. Harris will receive an annual base salary of $550,000, subject to annual review by the Compensation Committee of the Board, and will be eligible to earn an annual cash bonus with a target award equal to 70% of his base salary (prorated for 2024), with an opportunity to earn up to 200% of the target award, based on achievement of company goals. In addition, in connection with his appointment, Mr. Harris will receive an annual long-term incentive award with an aggregate grant date value equal to approximately $800,000, prorated for 2024 service, consisting of time-based restricted stock units (RSUs) and performance stock units (PSUs). Mr. Harris will also be provided with a company automobile and a $30,000 annual housing allowance, and he will be eligible to participate in the Company’s employee benefit plans and programs generally available to its executives.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits

99.1	Press Release of Astec Industries, Inc. issued October 7, 2024
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc.

Date: October 7, 2024	By:	/s/ Edward T. Gilbert Jr.
Edward T. Gilbert Jr.
General Counsel & Corporate Secretary